AUTOMOBILE PROTECTION CORPORATION - APCO
                  EXHIBIT 23 CONSENT OF INDEPENDENT ACCOUNTANTS
                                    FORM 10-K
                                DECEMBER 31, 1997



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-86594) and on Form S-8 (No. 333-35763) of Automobile Protection Corporation - APCO of our report dated March 12, 1998 appearing on page 12 of this Form 10-K.


PRICE WATERHOUSE LLP

Atlanta, Georgia
March 12, 1998







                    AUTOMOBILE PROTECTION CORPORATION - APCO
                  EXHIBIT 23 CONSENT OF INDEPENDENT ACCOUNTANTS
                                    FORM 10-K
                                DECEMBER 31, 1997



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-3473) of Automobile Protection Corporation - APCO of our report dated March 12, 1998 appearing on page 12 of this Form 10-K.


PRICE WATERHOUSE LLP

Atlanta, Georgia
March 12, 1998